APRIL 27, 2026
SUPPLEMENT TO
HARTFORD BALANCED HLS FUND SUMMARY PROSPECTUS
DATED APRIL 30, 2025
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Effective June 30, 2026, Douglas W. McLane, CFA will replace Adam H. Illfelder, CFA and Matthew C. Hand, CFA as the portfolio manager to the equity portion of the Hartford Balanced HLS Fund. Loren L. Moran, CFA will remain as the portfolio manager to the fixed income portion of the Hartford Balanced HLS Fund. Effective June 30, 2026, Hartford Balanced HLS Fund’s portfolio managers will be as follows:
Portfolio Manager	Title	Involved with Fund Since
Douglas W. McLane, CFA	Senior Managing Director and Equity Portfolio Manager	June 2026
Loren L. Moran, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2014
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7778
April 2026